Exhibit 4.2
.016570| 003590|127C|RESTRICTED||4|057-423 NNNNN COMMON STOCKCOMMON STOCK PAR VALUE $.01THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ CertificateShares Number* * 6 0 0 6 2 0 * * * * * * ZQ 000000* * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * STARTEK, INC.* * * * * 6 0 0 6 2 0 * * * INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE* * * * * * 6 0 0 6 2 0 * * ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David THIS CERTIFIES THATSample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR. SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David &Sample MRS. **** Mr. Alexander David SAMPLE Sample **** Mr. Alexander David Sample **** Mr. & CUSIP 85569C 10 7 Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. David Sample SAMPLE **** Mr. Alexander David Sample & **** Mr. Alexander MRS. David Sample **** SAMPLE Mr. Alexander David Sample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample is the owner of**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF StarTek, Inc. transferable on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. President DATED Month Day, Year COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, Chairman of the Board By SecretaryAUTHORIZED SIGNATURE CUSIPXXXXXX XX X Holder IDXXXXXXXXXX Insurance Value 1,000,000.00 Number of Shares123456 DTC12345678 123456789012345 PO BOX 43004, Providence, RI 02940-3004 Certificate NumbersNum/No. Denom. Total MR A SAMPLE1234567890/1234567890111 DESIGNATION (IF ANY)1234567890/1234567890222 ADD 11234567890/1234567890333 ADD 21234567890/1234567890444 ADD 3 ADD 41234567890/1234567890555 1234567890/1234567890666 Total Transaction7 _____ .

STARTEK, INC. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in commonUNIF GIFT MIN ACT- . . . . . . . . . .Custodian . . . . . . . . . . . . . . . (Cust)(Minor) TEN ENT — as tenants by the entiretiesunder Uniform Gifts to Minors Act . . . . . . . . . . . . . (State) JT TEN — as joint tenants with right of survivorship _____ UNIF TRF MIN ACT . . . . . . . . . . . . . . .Custodian (until age. . . ). . . . . . . . . . . and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act. . . . . . . . . . (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, _____ hereby sell, assign and transfer unto _____ (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) _____ _____ _____ Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated: _____ 20 _____ Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15. Signature: _____ Signature: _____ Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.